UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2008

______________________________

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

16701 Greenspoint Park Drive, Suite 200
Houston, Texas  77060
(832) 327-8000
(Address of principal executive offices, including zip code)
(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

The consolidated balance sheet of Eagle Rock Energy GP, L.P. (“Eagle Rock GP”) as of December 31, 2007 and related notes are filed herewith as Exhibit 99.1 and are incorporated herein by reference. The notes include references to Cawley, Gillespie & Associates, Inc. as independent petroleum engineers and to K. E. Andrews & Company as a third-party valuation specialist.  Eagle Rock GP is the general partner of Eagle Rock Energy Partners, L.P.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP
23.2	Consent of Cawley, Gillespie & Associates, Inc.
23.3	Consent of K. E. Andrews & Company
99.1	Consolidated Balance Sheet of Eagle Rock Energy GP, L.P. as of December 31, 2007 and related notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 17, 2008                                                                     EAGLE ROCK ENERGY PARTNERS, L.P.

By:            Eagle Rock Energy GP, L.P., its general partner

By:            Eagle Rock Energy G&P, LLC, its general partner

By:	/s/ Alfredo Garcia
Alfredo Garcia
Interim Chief Financial Officer

   (Duly Authorized and Principal Financial Officer)

Exhibit Index

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP
23.2	Consent of Cawley, Gillespie & Associates, Inc.
23.3	Consent of K. E. Andrews & Company
99.1	Consolidated Balance Sheet of Eagle Rock Energy GP, L.P. as of December 31, 2007 and related notes.